--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                               Foreign Bond Funds
--------------------------------------------------------------------------------
                                 June 30, 1997
--------------------------------------------------------------------------------

Report Highlights
================================================================================
Foreign Bond Funds

* Following a poor start, subdued inflation enabled foreign and U.S. bond markets to recover in the second quarter. Emerging markets once again posted impressive gains.

* Currency volatility was pronounced, with the Japanese yen rebounding after a weak first quarter, and the dollar strengthening against European currencies.

* Returns were strong for the Emerging Markets Bond Fund and weak for the Global and International Bond Funds. All three funds outperformed their benchmarks for the past six months.

* Economic improvement should continue in most regions, but competition could keep inflation in check. We expect future returns to come primarily from income and anticipate more stability in currency markets.

Fellow Shareholders
================================================================================

     The year started on a negative note, as global bond markets struggled with a rising U.S. dollar and prospects of higher short-term interest rates in the U.S. to curb excessive economic growth. After the Federal Reserve raised the key federal funds rate in March, bond markets steadied. In developed country markets, currency translation undermined returns to U.S. investors for the six-month period, although 12-month returns were respectable. Once again, credit upgrades led to powerful returns for emerging market bonds.

MARKET ENVIRONMENT
================================================================================

     Evidence of above-trend economic growth led to concerns that the U.S. Federal Reserve might raise the federal funds rate in the first half of 1997 to ward off inflationary pressures. Indeed, the Fed raised the bellwether rate a quarter-point in March prior to the announcement that first quarter GDP was up a robust 5.9%. Despite forecasts for slower growth later in the year, fixed income markets initially sold off in the belief that further monetary tightening was likely.

================================================================================
Developed Markets Performance
--------------------------------------------------------------------------------
                                                    In Local             In U.S.
6 Months Ended 6/30/97                              Currency             Dollars
--------------------------------------------------------------------------------
Australia .................................             5.76%             -0.24%
France ....................................             3.89               -8.01
Germany ...................................             3.37               -8.58
Italy .....................................             5.09               -6.09
Japan .....................................             2.11                3.57
Spain .....................................             5.22               -6.94
United Kingdom ............................             6.01                3.10
United States .............................             2.78                2.78

Source: J.P. Morgan.
================================================================================

     However, continuing moderate inflation was the catalyst for a U.S. bond market rally during the past few months, which subsequently spilled over to foreign markets. A string of benign commodity price reports also provided a positive backdrop for global bonds. On the currency front, a combination of strong growth and anticipated higher interest rates had underpinned the strong U.S. dollar early in the year. But continued low inflation coupled with stronger Japanese economic growth led to a reversal in the relative strengths of the yen and dollar. Japan's economic resurgence was fueled by its export sector, which prompted Japanese authorities to suggest a need for higher domestic rates and a firmer yen. The yen's rebound was particularly powerful during the final six weeks of the period.

     Within Europe, there were signs of a long-awaited economic recovery, much of it due to the export sector, which benefited from weak local currencies versus the dollar. An unexpected defeat for Chirac's party in France brought the Socialists to power with their concerns about high unemployment. Subsequent policies could lead to a relaxation of the fiscal restraints required for EMU membership, making it easier for other countries to join. As a result, there were significant rallies in Spanish and Italian bonds; inflation in both countries recently fell to the low levels of the rest of Europe, leading to lower interest rates. However, France's desire for a more stimulative fiscal policy, combined with Germany's attempt to balance its own budget with creative accounting techniques, put EMU fiscal credibility in question. Germany's currency, in particular, has weakened, but European bond markets remained strong.

================================================================================
Emerging Markets Performance
--------------------------------------------------------------------------------
                                                                         In U.S.
6 Months Ended 6/30/97                                                   Dollars
--------------------------------------------------------------------------------
Emerging Markets Bond Index Plus .............................            10.27%
Brady Indexes (by issuer): *
          Argentina ..........................................            11.55
          Brazil .............................................            11.46
          Mexico .............................................             9.11
          Poland .............................................             3.87
          Venezuela ..........................................             8.55

* Brady bonds are restructured debt obligations of many emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are denominated in U.S. dollars and have extended maturities and lower interest rates than otherwise comparable bonds.
    Source: J.P. Morgan.
================================================================================

     Similar to the situation in the U.S. market, a combination of strong growth, tight monetary policy, and low inflation was a powerful elixir for the British pound. Not even the Labour Party's victory over the Conservatives, who had been in power for 18 years, could derail the pound's progress, which boosted returns for U.S. investors.

     Australasian bond markets also benefited from lower interest rates, as governments throughout the region tried to bolster economic activity. Canada raised short-term rates in the face of strong economic growth, and a fortunate mix of good economic performance, low inflation, and higher rates helped Canadian bonds keep pace with their U.S. counterparts.

     Emerging markets did not endure the same oscillations as the major markets over the half year, except for poor performance in March. An accelerating global economy, with low inflation and only modest upward pressure on interest rates, is generally positive for emerging countries and their need to pursue structural reforms. Consequently, the difference between the yields of most emerging market bonds and those of developed nations narrowed. Notably, Bulgaria's bonds and currency improved significantly during the period.

GLOBAL GOVERNMENT BOND FUND
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/97                    6 Months           12 Months
--------------------------------------------------------------------------------
Global Government
Bond Fund                                   -0.12%                6.63%
J.P. Morgan Global Government
Bond Index (unhedged)                       -1.09                 4.48
================================================================================

     Your fund experienced two distinct performance quarters. Because of the U.S. dollar's strong start, the fund's first quarter was negative, as was the case for most funds with nondollar-denominated currency allocations, because appreciation failed to offset the strong dollar. In contrast, bond markets enjoyed a better second quarter, helped by rebounds for the yen and pound.

     [geographic diversification pie chart for Global Government Bond Fund showing U.S. 39%, United Kingdom 11%, Italy 9%, Japan 6%, Germany 5%, Canada 5%, Spain 4%, Other and Reserves 21%]

     Returns for both the 6- and 12-month periods ended June 30 surpassed the benchmark index due primarily to the fund's heav y exposure to the dollar and the British pound and underweighting in weak European currencies such as the deutschemark, Dutch guilder, and French franc. We increased our weighting in Japanese bonds and the yen after a weak first quarter, which benefited performance when the yen rose against the dollar later in the period. The fund's holdings in emerging bond markets were also beneficial to performance, as were our positions in Spain, Italy, Canada, and Australia.

     We shortened the duration of the portfolio (duration is a measure of a fund's price sensitivity to fluctuations in interest rates) to protect it against a possible increase in interest rates in coming months. Real bond yields, which are actual yields minus inflation, had been falling, and we did not think they would go much lower. However, we are mindful that increasing global competition has created an environment of low overall inflation, which makes lower real yields more attractive than is usual at this advanced stage of the economic cycle.

     The chart on page 3 shows the geographic diversification of the fund. For a more detailed breakdown, see the portfolio listings following this letter.

INTERNATIONAL BOND FUND
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/97                    6 Months            12 Months
--------------------------------------------------------------------------------
International Bond Fund                     -2.43%                4.82%
J.P. Morgan Non-U.S. Dollar
Government Bond Index                       -3.41                 2.72
================================================================================

     The International Bond Fund is run similarly to the Global Government Bond Fund except that it does not invest in U.S. securities. (The U.S. bond position in the chart on page 5 reflects the fund's exposure to emerging market countries whose bonds are denominated in U.S. dollars.)

     International Bond Fund also experienced divergent performance during the first and second quarters. Returns in the first quarter were hampered by the strong dollar, while results in the second were boosted by the rebounding yen and pound but were unable to offset earlier losses.

     [geographic pie chart forInternational Bond Fund showing Japan 20%, United Kingdom 15%, Germany 11%, Italy 10%, U.S. 8%, Spain 7%, Canada 6%, Other and Reserves 23%]

     Returns for the past 6- and 12-month periods outpaced the benchmark index shown in the table, primarily as a result of fund exposure to the powerful British pound and, to a lesser extent, to dollar-denominated bonds. We maintained a relatively light allocation in European currencies, which underperformed the U.S. dollar during the period. As in the Global Government Bond Fund, we increased our weighting in Japanese bonds and benefited when the yen rallied against the dollar during the past few months. Our positions in emerging bond markets, as well as in the United Kingdom and Canada, helped performance results.

     When real bond yields declined globally, we shortened the duration of the portfolio to protect it against a possible increase in interest rates later on. That said, we seem to have entered a sustained period of moderate worldwide inflation, which makes even relatively low real bond yields more attractive than they normally are at this stage of the economic cycle.

EMERGING MARKETS BOND FUND
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/97                    6 Months            12 Months
--------------------------------------------------------------------------------
Emerging Markets Bond Fund                  13.92%                40.63%
J.P. Morgan Emerging Markets
Bond Index Plus                             10.27                 33.04
================================================================================

     Once  again,   emerging  market  bonds  were  the  star  performers   among
international fixed income securities. Latin American markets were especially robust, but most other emerging regions made major contributions as well.

     Your fund's returns for the most recent 6- and 12-month periods were attractive both in absolute and relative terms, as measured against the J.P. Morgan index shown in the performance table. Emerging Markets Bond Fund's total return in excess of 40% for the full year was well ahead of the benchmark's.

     [geographic diversification pie chart for Emerging Markets Bond Fund showing Russia 15%, Brazil 13%, Venezuela 9%, Mexico 8%, Argentina 8%, Bulgaria 8%, Peru 5%, Other and Reserves 34%]

     This outperformance was mostly attributable to the fund's overweighting in Bulgaria, which benefited from the formation of a currency board to stabilize both the currency and the overall economy. Bulgarian debt accounted for 8% of net assets at the end of June. Several smaller markets including the Ivory Coast, which is representative of your fund's diversified approach, also made a positive contribution to strong performance. The bond markets of Peru and Russia rebounded toward the end of the first half, reversing their disappointing starts and helping to boost results. Russia remained the fund's largest country allocation at 15% of assets, and Peru was a relatively large 5%.

     We kept the duration of the fund somewhat shorter than that of the benchmark index. This strategy hampered returns slightly, but the negative impact was more than compensated for by our country allocation.

STRATEGY AND OUTLOOK
================================================================================

     In our annual report, we mentioned that the European and dollar- bloc bond markets were fairly valued, in our view, but that the latter might falter in the face of tightening labor markets. This was true in the first quarter of 1997, so the question of valuation once again comes to the fore as some economies are still struggling to recover, while others, including the U.S., seek to temper growth.

     In the U.S., inflation appears to be modest. Consequently, a tight labor market has not yet caused the Fed to tighten sharply. Evidence indicates that economic activity abated in the second quarter and that a similar picture could occur in the second half of 1997. However, the Fed is likely to err on the side of caution, and a rate increase to guard against accelerating inflation is possible during the second half.

     Within Europe, the EMU will remain the focus of discussion. Will the fiscal criteria for membership be softened and, if so, how many countries will form the starting lineup? Our belief is that the need for fiscal discipline will become more urgent, and countries implementing the necessary long-term budget reforms will be the ones to join the EMU in 1999. Thus, as European economies follow the path to recovery, monetary policy could well remain accommodative in the face of fiscal austerity, although there currently seems to be little room for further cuts in short-term rates.

     The exception is the U.K., whose economy is stronger than continental Europe's. Further rate rises to restrain domestic demand are likely there. While we do not expect an imminent rate increase in Japan, its economy is recovering unevenly. Domestic demand is subdued but, unfathomably, the Bank of Japan appears to believe that an official rate hike would stir the sluggish consumer into action. Nevertheless, we believe the fragile nature of Japanese markets may cause a delay in any rate increase until later this year.

     As global economies begin to perform more evenly, the desire for a stronger dollar should lessen significantly. While some European currencies may remain soft primarily because of EMU uncertainties, we still foresee a less volatile foreign exchange market in the second half of the year.

     Going forward, we expect bond market performance to be driven more by inflation expectations as economic growth picks up globally, but we anticipate that increasing worldwide competition will keep inflation in check during the foreseeable future. In many cases, yield levels are already low enough to reflect this outlook, so we would expect bond returns to come primarily from income rather than capital appreciation.

     Emerging markets, denominated both in U.S. dollars and local currencies, should benefit from credit rating improvements as their drive toward sound economic management continues.

     Your funds will remain cautious in their duration strategy, and we will attempt to provide investors with attractive returns through our country weightings in areas that appear to offer the best opportunities.

Respectfully submitted,

/s/

Peter B. Askew
Executive Vice President

July 18, 1997

T. Rowe Price Foreign Bond Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                          12/31/96      6/30/97
Global Government Bond Fund
Price Per Share .....................................       $10.35        $9.99
Dividends Per Share
    For 6 months ....................................         0.28         0.27
    For 12 months ...................................         0.56         0.55
Dividend Yield *
    For 6 months ....................................         5.42%        5.58%
    For 12 months ...................................         5.66         5.57
Weighted Average Maturity (years) ...................          7.3          7.7
Weighted Average Effective Duration (years) .........          4.3          4.0
Weighted Average Quality ** .........................           AA           AA
International Bond Fund
Price Per Share .....................................       $10.46        $9.91
Dividends Per Share
    For 6 months ....................................         0.29         0.27
    For 12 months ...................................         0.60         0.56
Dividend Yield *
    For 6 months ....................................         5.63%        5.61%
    For 12 months ...................................         6.00         5.70
Weighted Average Maturity (years) ...................          7.4          7.8
Weighted Average Effective Duration (years) .........          4.8          4.4
Weighted Average Quality ** .........................           AA           AA
================================================================================
(continued on next page)

T. Rowe Price Foreign Bond Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                         12/31/96       6/30/97
Emerging Markets Bond Fund
Price Per Share $ ...................................       12.97        $14.21
Dividends Per Share
    For 6 months ....................................        0.50          0.53
    For 12 months ...................................        1.01          1.03
Dividend Yield *
    For 6 months ....................................        8.10%         8.10%
    For 12 months ...................................        9.05          8.27
Weighted Average Maturity (years) ...................        19.6          17.3
Weighted Average Effective Duration (years) .........         5.3           5.8
Weighted Average Quality ** .........................          BB           BB+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Global Government Bond Fund SEC chart shown here]

[International Bond Fund SEC chart shown here]

[Emerging Markets Bond Fund SEC chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                              Since   Inception
Periods Ended 6/30/97         1 Year  5 Years  10 Years   Inception        Date
--------------------------------------------------------------------------------
Global Government Bond Fund     6.63%    6.68%        -        7.06%   12/31/90
International Bond Fund         4.82     8.01      8.84%       9.26     9/10/86
Emerging Markets Bond Fund     40.63        -         -       30.93    12/30/94

     Investment return and principal value represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Global Government Bond Fund
====================================================================================================================================
Unaudited                                                                             For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                           6 Months           Year
                                              Ended          Ended
                                            6/30/97       12/31/96       12/31/95       12/31/94       12/31/93       12/31/92
NET ASSET VALUE
Beginning of period ...............      $    10.35     $    10.26     $     9.22     $    10.08     $     9.85     $    10.30
Investment activities
    Net investment income .........            0.27*          0.56*          0.59*          0.54*          0.56*          0.76*
    Net realized and
    unrealized gain (loss) ........           (0.29)          0.09           1.04          (0.84)          0.51          (0.44)
    Total from
    investment activities .........           (0.02)          0.65           1.63          (0.30)          1.07           0.32
Distributions
    Net investment income .........           (0.27)         (0.56)         (0.59)         (0.51)         (0.56)         (0.76)
    Net realized gain .............           (0.07)          --             --            (0.02)         (0.28)         (0.01)
    Tax return of capital .........            --             --             --            (0.03)          --             --
    Total distributions ...........           (0.34)         (0.56)         (0.59)         (0.56)         (0.84)         (0.77)
NET ASSET VALUE
End of period .....................      $     9.99     $    10.35     $    10.26     $     9.22     $    10.08     $     9.85
Ratios/Supplemental Data
Total return ......................           (0.12)%*        6.59%*        18.13%*        (3.06)%*       11.15%*         3.26%*
Ratio of expenses to
average net assets ................            1.20%*+        1.20%*         1.20%*         1.20%*         1.20%*         1.20%*
Ratio of net investment
income to average
net assets ........................            5.51%*+        5.48%*         6.08%*         5.57%*         5.57%*         7.51%*
Portfolio turnover rate ...........           141.9%+      262.6%~          290.7%         254.1%         134.0%         236.6%
Net assets, end of period
(in thousands) ....................      $   50,039     $   55,869     $   28,207     $   36,516     $   48,758     $   53,546
====================================================================================================================================

*    Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through 12/31/98.
+    Annualized.
~    Excludes the effect of the acquisition of the Short-Term Fund's assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Bond Fund
====================================================================================================================================
Unaudited                                                                             For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                           6 Months           Year
                                              Ended          Ended
                                            6/30/97       12/31/96       12/31/95       12/31/94       12/31/93       12/31/92
NET ASSET VALUE
Beginning of period ...............      $    10.46     $    10.46     $     9.34     $    10.34     $     9.61     $    10.35
Investment activities
    Net investment income .........            0.27           0.60           0.62           0.60           0.69           0.87
    Net realized and
    unrealized gain (loss) ........           (0.53)          0.11           1.24          (0.79)          1.18          (0.63)
    Total from
    investment activities .........           (0.26)          0.71           1.86          (0.19)          1.87           0.24
Distributions
    Net investment income .........           (0.27)         (0.60)         (0.62)         (0.60)         (0.69)         (0.83)
    Net realized gain .............           (0.02)         (0.11)         (0.12)         (0.21)         (0.45)         (0.15)
    Total distributions ...........           (0.29)         (0.71)         (0.74)         (0.81)         (1.14)         (0.98)
NET ASSET VALUE
End of period .....................      $     9.91     $    10.46     $    10.46     $     9.34     $    10.34     $     9.61
Ratios/Supplemental Data
Total return ......................           (2.43)%         7.13%         20.30%         (1.84)%        20.00%          2.39%
Ratio of expenses to
average net assets ................            0.87%+         0.87%          0.90%          0.98%          0.99%          1.08%
Ratio of net investment
income to average
net assets ........................            5.54%+         5.86%          6.10%          6.07%          6.58%          8.66%
Portfolio turnover rate ...........           146.4%+        234.0%         237.1%         345.2%         395.7%         357.7%
Net assets, end of period
(in millions) .....................      $      927     $      969     $    1,016     $      738     $      745     $      514

====================================================================================================================================

+   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Bond Fund
================================================================================
Unaudited                         For a share outstanding throughout each period
================================================================================
Financial Highlights
--------------------------------------------------------------------------------

                                       6 Months           Year       12/30/94
                                          Ended          Ended             to
                                        6/30/97       12/31/96       12/31/95
NET ASSET VALUE
Beginning of period .............    $    12.97     $    10.67     $    10.00
Investment activities
    Net investment income .......          0.53*          1.00*          1.03*
    Net realized and
    unrealized gain (loss) ......          1.24           2.72           1.38
    Total from
    investment activities .......          1.77           3.72           2.41
Distributions
    Net investment income .......         (0.53)         (1.01)         (1.02)
    Net realized gain ...........          --            (0.41)         (0.72)
    Total distributions .........         (0.53)         (1.42)         (1.74)
NET ASSET VALUE
End of period ...................    $    14.21     $    12.97     $    10.67
Ratios/Supplemental Data
Total return ....................         13.92%*        36.77%*        25.81%*
Ratio of expenses to
average net assets ..............          1.25%+*        1.25%*         1.25%*
Ratio of net investment
income to average
net assets ......................          7.95%+*        8.37%*        10.20%*
Portfolio turnover rate .........          71.8%+        168.7%         273.5%
Net assets, end of period
(in thousands) ..................    $   73,368     $   39,862     $    9,989
================================================================================
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Government Bond Fund
================================================================================
Unaudited                                                          June 30, 1997
--------------------------------------------------------------------------------
Portfolio of Investments +                                 Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

AUSTRALIA 3.3%
Government Bonds 3.3%
Commonwealth of Australia, 12.00%, 11/15/01 ...............   AUD   880   $  808
Commonwealth of Australia, 6.75%, 11/15/06 ................         600      446
Federal National Mortgage Association, 6.50%, 7/10/02 .....         520      393
Total Australia  (Cost $1,635) ............................                1,647

CANADA 4.5%
Government Bonds 4.5%
Government of Canada, 6.25%, 9/15/98 ......................   CAD 1,475    1,092
Government of Canada, 8.00%, 6/1/23 .......................         980      805
Province of Alberta, 8.00%, 3/1/00 ........................         450      349
Total Canada  (Cost $2,285) ...............................                2,246

DENMARK 1.2%
Corporate Bonds 1.2%
Nykredit, 7.00%, 10/1/16 .................         DKK         1,960         302
Nykredit, 6.00%, 10/1/26 .................                         8           1
Nykredit, 7.00%, 10/1/29 .................                     2,200         319
Total Denmark  (Cost $647) ...............                                   622

EUROPEAN CURRENCY UNIT 3.3%
Government Bonds 3.3%
European Bank for Reconstruction and Development
         6.00%, 5/6/99 ................................    XEU      430      499
Republic of Portugal, 6.00%, 2/16/04 ..................           1,000    1,153
Total European Currency Unit  (Cost $1,716) ...........                    1,652

FRANCE 0.3%
Government Bonds 0.3%
Obligation Assimilable du Tresor
         Principal Strip, 10/25/08 .............       FRF       1,500       132
Total France  (Cost $140) ......................                             132

GERMANY 4.9%
Government Bonds 3.8%
Baden-Wuerttemberg Landesobligationen, 6.50%, 7/21/06 ...   DEM     430   $  259
Bundesobligation, 5.75%, 8/22/00 ........................         2,070    1,245
Federal National Mortgage Association, 5.00%, 2/16/01 ...         1,160      680
                                                                           2,184

Corporate Bonds 1.1%
Minnesota Mining and Manufacturing, 5.00%, 10/15/01 .....           500      292
                                                                             292
Total Germany  (Cost $2,811) ............................                  2,476

HUNGARY 0.7%
Government Bonds 0.7%
Government of Hungary, 23.50%, 11/6/97 ...........      HUF      40,000      215
Government of Hungary, 24.00%, 3/21/98 ...........               25,000      137
Total Hungary  (Cost $418) .......................                           352

ITALY 8.5%
Government Bonds 8.5%
Buoni del Tesoro Poliennali, 8.25%, 7/1/01 ........    ITL    4,500,000    2,833
Buoni del Tesoro Poliennali, 9.00%, 10/1/03 .......             765,000      503
Buoni del Tesoro Poliennali, 9.50%, 1/1/05 ........             550,000      373
Buoni del Tesoro Poliennali, 8.75%, 7/1/06 ........             800,000      531
Total Italy  (Cost $4,629) ........................                        4,240

JAPAN 6.3%
Government Bonds 4.3%
European Investment Bank, 3.00%, 9/20/06 ................   JPY   80,000     728
Government of Japan, 2.70%, 3/20/07 .....................         80,000     705
International Bank for Reconstruction and Development
         4.75%, 12/20/04 ................................         50,000     510
Republic of Austria, 5.00%, 1/22/01 .....................         25,000     244
                                                                           2,187

Corporate Bonds 2.0%
Export Import Bank, 2.875%, 7/28/05 ...................        50,000        451
Japan Development Bank, 2.875%, 12/20/06 ..............        60,000        539
                                                                             990
Total Japan  (Cost $3,101) ............................                    3,177

NETHERLANDS 2.1%
Government Bonds 2.1%
Government of Netherlands, 7.50%, 11/15/99 .......      NLG        810      $447
Government of Netherlands, 9.00%, 1/15/01 ........               1,000       587
Total Netherlands  (Cost $1,133) .................                         1,034

NEW ZEALAND 2.5%
Government Bonds 2.5%
Government of New Zealand, 10.00%, 3/15/02 .......       NZD     1,660     1,271
Total New Zealand  (Cost $1,277) .................                         1,271

PHILIPPINES 0.3%
Government Bonds 0.3%
Republic of Philippines, 12.50%, 4/25/01 ..........      PHP      4,000      150
Total Philippines  (Cost $148) ....................                          150

PORTUGAL 0.9%
Government Bonds 0.9%
Republic of Portugal, OT, 5.375%, 3/23/00 ........      PTE      80,000      456
Total Portugal  (Cost $467) ......................                           456

SOUTH AFRICA 0.8%
Government Bonds 0.8%
Republic of South Africa, 12.00%, 2/28/05 .........      ZAR      2,050      403
Total South Africa  (Cost $400) ...................                          403

SPAIN 4.1%
Government Bonds 4.1%
Bonos del Estado, 7.90%, 2/28/02 ..............      ESP      116,100        863
Bonos del Estado, 10.90%, 8/30/03 .............                91,000        776
Bonos del Estado, 10.00%, 2/28/05 .............                50,000        419
Total Spain  (Cost $2,135) ....................                            2,058

SWEDEN 0.5%
Government Bonds 0.5%
Kingdom of Sweden, 5.50%, 4/12/02 .............       SEK       2,000       $256
Total Sweden  (Cost $260) .....................                              256

UNITED KINGDOM 11.1%
Government Bonds 4.2%
Federal National Mortgage Association, 6.875%, 6/7/02 ......   GBP   250     411
United Kingdom Treasury, 9.50%, 4/18/05 ....................         310     588
United Kingdom Treasury, 8.00%, 9/25/09 ....................         200     356
United Kingdom Treasury, 8.75%, 8/25/17 ....................         380     738
                                                                           2,093

Corporate Bonds 6.9%
Alliance & Leicester Building Society, 8.75%, 12/7/06 ......       200       350
Annington Finance, 7.75%, 10/2/11 ..........................       360       621
Bayerische Landesbank Girozentrale, 8.50%, 2/26/03 .........       175       303
Guaranteed Export Finance, Zero Coupon, 9/29/00 ............       420       554
Halifax Building Society, 8.75%, 7/10/06 ...................       300       531
Halifax Building Society, 9.375%, 5/15/21 ..................       180       342
National Power, 8.375%, 8/2/06 .............................       300       515
Swiss Bank Corporation Jersey, 8.75%, 12/18/25 .............       130       236
                                                                           3,452
Total United Kingdom  (Cost $5,329) ........................               5,545

UNITED STATES 38.8%
Government Bonds 26.9%
Central Bank of Nicaragua, CENI Participation
         Zero Coupon, 5/1/98 ...........................   USD     100        92
City of Moscow, 9.50%, 5/31/00 .........................            50        51
Federative Republic of Brazil (Class C), 8.00%, 4/15/14            448       361
Government of Poland, PDI, FRN, 4.00%, 10/27/14 ........           100        85
Government of Russia, IAN (When/If Issue) ..............           100        76

National Republic of Bulgaria, IAB, FRN
         6.563%, 7/28/11 ...............................           100        72
National Republic of Bulgaria, FLIRB, STEP
         2.25%, 7/28/12 ................................           490       280
Republic of Argentina, BOCON PRE 2, FRN
         5.695%, 4/1/01 ................................   USD     325   $   393
Republic of Argentina, BOCON PRO 2, FRN
         5.695%, 4/1/07 ................................           125       148
Republic of Argentina, FRB, 6.75%, 3/31/05 .............           267       251
Republic of Ecuador, PDI, FRN, 6.438%, 2/27/15 .........           199       129
Republic of Kazakhstan, 9.25%, 12/20/99 ................            70        71
Republic of Panama, FRN, 7.031%, 5/10/02 ...............           115       114
Republic of Peru, FLIRB (20 yr Series), STEP
         3.25%, 3/7/17 .................................           100        60
Republic of Peru, FLIRB (US Series), STEP
         3.25%, 3/7/17 .................................           245       147
Republic of Venezuela, DCB, FRN, 6.75%, 12/18/07 .......           500       464
U.S. Treasury Bonds, 7.125%, 2/15/23 ...................         2,640     2,719
U.S. Treasury Notes, 5.875%, 8/15/98 ...................         3,500     3,499
U.S. Treasury Notes, 6.75%, 6/30/99 ....................         1,295     1,311
U.S. Treasury Notes, 7.50%, 5/15/02 ....................         1,100     1,151
U.S. Treasury Notes, 7.25%, 8/15/04 ....................           835       871
U.S. Treasury Notes, 6.50%, 10/15/06 ...................           400       398
Vnesheconombank Loan Participation, Nonperforming * ....           750       688
                                                                          13,431

Corporate Bonds 4.1%
Banco Nacional de Comercio Exterior, 7.25%, 2/2/04 .........        80        75
Coca Cola Femsa, 8.95%, 11/1/06 ............................       100       102
Grupo Elektra, 12.75%, 5/15/01 .............................       150       166
Landesbank Rheinland-Pfalz, FRN, 5.813%, 3/25/98 ...........     1,000     1,000
Poland Communications, (144a)
         9.875%, 11/1/03 ...................................       180       180
The Money Store Asset Backed Notes (ClassNotes Trust)
         Series 1996-I (Class A-7), FRN
         5.858%, 3/15/01 ...................................       437       437
Tv Azteca, 10.50%, 2/15/07 .................................       100       103
                                                                           2,063

Hybrid Instruments 0.7%
ING Barings Philippine Peso Linked Note
        Zero Coupon, 12/11/97:
        Principal repayment value linked to the
        performance of  the Philippine peso ...............           100     95
ING Barings, Russian Ministry of Finance
        GKO Pass-Through Note, Zero Coupon, 11/26/97:
        Principal repayment value dependent upon
        the performance of the Russian ruble ..............    USD    250    229

Commercial Paper 7.1%
GTE Funding, 5.57%, 7/16/97 .................................     1,000      998
Investments in Commercial Paper through a Joint Account
         6.05 - 6.20%, 7/1/97 ...............................     2,575    2,575
                                                                           3,573
Total United States  (Cost $18,994) .........................             19,391

Total Investments in Securities
94.1% of Net Assets (Cost $47,525) ..........................         $   47,108

Forward Currency Exchange Contracts
In thousands
Counter-                                                              Unrealized
party               Settlement      Receive          Deliver         Gain (Loss)
---------------     -------         -------------    --------------- -----------
Chase Manhattan      7/8/97         USD       645    NLG       1,253       $  6
Chase Manhattan      7/8/97         NLG       982    USD         500          1
Chase Manhattan     7/11/97         USD       262    SEK       1,974          7
Chase Manhattan     7/16/97         USD       966    ITL   1,641,580          -
Chase Manhattan     7/21/97         USD     1,920    GBP       1,174        (34)
Morgan Guaranty     7/24/97         AUD       492    NZD         540          5
Chase Manhattan     7/24/97         JPY   108,602    AUD       1,272        (10)
Citibank            7/24/97         JPY    24,349    GBP         130         (3)
Morgan Guaranty     7/24/97         JPY   105,993    NZD       1,358          6
Chase Manhattan     7/24/97         JPY   140,000    USD       1,228         (2)
Chase Manhattan     7/28/97         USD       852    DKK       5,573         11
Citibank            10/1/97         NOK     3,577    DEM         850          -
                                                                           -----
Net unrealized gain (loss) on open forward
currency exchange contracts ...................................             (13)

Other Assets Less Liabilities .................................       $   2,944

NET ASSETS . ..................................................       $  50,039

NET ASSET VALUE PER SHARE .....................................       $    9.99

+      Listed by currency denomination
*      Non-income producing
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.36% of net assets.
AUD    Australian dollar
CAD    Canadian dollar
DEM    German deutschemark
DKK    Danish krone
ESP    Spanish peseta
FRF    French franc
GBP    British sterling

HUF    Hungarian florint
ITL    Italian lira
JPY    Japanese yen
NLG    Dutch guilder
NOK    Norwegian krone
NZD    New Zealand dollar
PHP    Philippine peso
PTE    Portuguese escudo
SEK    Swedish krona
USD    U.S. dollar
XEU    European currency unit
ZAR    South African rand
BOCON  Consolidation bonds
CENI   Negotiable certificates
DCB    Debt conversion bond
FLIRB  Front loaded interest reduction bond
FRB    Floating rate bond
FRN    Floating rate note
GKO    Russian treasury obligation
IAB    Interest arrears bond
IAN    Interest arrears note
OT     Portuguese treasury obligation
PDI    Past due interest
STEP Stepped coupon note for which the interest rate will adjust on specified future dates.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Government Bond Fund
================================================================================
Unaudited                                                          June 30, 1997
================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $47,525) ...............     $ 47,108
Other assets .....................................................        5,432
Total assets .....................................................       52,540

Liabilities
Total liabilities ................................................        2,501

NET ASSETS .......................................................     $ 50,039

Net Assets Consist of:

Accumulated net investment income - net of distributions .........     $     51

Accumulated net realized gain/loss - net of distributions ........         (976)

Net unrealized gain (loss) .......................................         (473)
Paid-in-capital applicable to 5,007,166 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized ...............       51,437

NET ASSETS .......................................................     $ 50,039

NET ASSET VALUE PER SHARE ........................................     $   9.99
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Bond Fund
================================================================================
Unaudited   June 30, 1997
================================================================================
Portfolio of Investments +                                  Par            Value
--------------------------------------------------------------------------------
                                                                    In thousands

AUSTRALIA 2.5%
Government Bonds 2.5%
Commonwealth of Australia, 12.00%, 11/15/01 .........   AUD     16,100  $14,788
Federal National Mortgage Association, 6.50%, 7/10/02           11,240    8,489
Total Australia  (Cost $23,138) .....................                    23,277

CANADA 6.2%
Government Bonds 6.2%
Government of Canada, 6.25%, 9/15/98 ...............    CAD   52,500      38,863
Government of Canada, 8.00%, 6/1/23 ................          17,500      14,377
Province of Ontario, 8.25%, 12/1/05 ................           5,000       4,085
Total Canada  (Cost $56,995) .......................          57,325

CZECH REPUBLIC 0.2%
Government Bonds 0.2%
European Investment Bank, 11.00%, 10/10/01 .........    CZK   82,000       2,396
Total Czech Republic  (Cost $3,061).................                       2,396

DENMARK 1.7%
Corporate Bonds 1.7%
Nykredit, 7.00%, 10/1/16 ........................       DKK     61,421     9,458
Nykredit, 6.00%, 10/1/26 ........................                  165        23
Nykredit, 7.00%, 10/1/29 ........................               41,900     6,074
Total Denmark  (Cost $16,314) ...................                         15,555

EUROPEAN CURRENCY UNIT 4.4%
Government Bonds 4.4%
European Bank for Reconstruction and Development
         6.00%, 5/6/99 ...................................  XEU  7,800     9,052
Obligation Assimilable du Tresor, 9.50%, 4/25/00 .........       8,800    11,207
Republic of Portugal, 6.00%, 2/16/04 .....................      17,500    20,172
Total European Currency Unit  (Cost $41,710) .............      40,431

FRANCE 2.0%
Government Bonds 2.0%
Obligation Assimilable du Tresor, 6.50%, 10/25/06.......  FRF   40,000     7,289
Obligation Assimilable du Tresor
         Principal Strip, 10/25/05 .....................  FRF   60,000   $ 6,504
Obligation Assimilable du Tresor
         Principal Strip, 10/25/08 .....................        60,000     5,270
Total France  (Cost $19,910) ...........................                  19,063

GERMANY 11.4%
Government Bonds 6.7%
Baden-Wuerttemberg Landesobligationen
        6.50%, 7/21/06 ................................   DEM    35,500   21,348
Bundesobligation, 5.75%, 8/22/00 ......................          52,500   31,586
Bundesrepublic, 7.25%, 10/21/02 .......................          13,450    8,572
Federal National Mortgage Association, 5.00%, 2/16/01 .          38,000   22,283
                                                                          83,789

Corporate Bonds 4.7%
KFW International Finance, 6.75%, 6/20/05 .............          28,000   17,255
Minnesota Mining and Manufacturing, 5.00%, 10/15/01 ...           8,350    4,881
                                                                          22,136
Total Germany  (Cost $119,491) ........................                  105,925

HUNGARY 0.6%
Government Bonds 0.6%
Government of Hungary, 23.50%, 11/6/97 ................   HUF   640,000    3,444
Government of Hungary, 24.00%, 3/21/98 ................         430,000    2,354
Total Hungary  (Cost $6,873) ..........................                    5,798

ITALY 10.4%
Government Bonds 10.4%
Buoni del Tesoro Poliennali, 9.50%, 2/1/01 ......    ITL    40,000,000    25,942
Buoni del Tesoro Poliennali, 8.25%, 7/1/01 ......           38,500,000    24,237
Buoni del Tesoro Poliennali, 9.00%, 10/1/03 .....           34,675,000    22,805
Buoni del Tesoro Poliennali, 9.50%, 1/1/05 ......           10,000,000     6,781
Buoni del Tesoro Poliennali, 8.75%, 7/1/06 ......           25,000,000    16,585
Total Italy  (Cost $103,254) ....................                         96,350

JAPAN 20.0%
Government Bonds 9.2%
European Investment Bank, 3.00%, 9/20/06 .....     JPY     1,500,000     $13,644
Government of Japan, 2.70%, 3/20/07 ..........             1,560,000      13,744
International Bank for
Reconstruction and Development
         4.75%, 12/20/04 .....................             3,200,000      32,656
Republic of Austria, 5.00%, 1/22/01 ..........             1,000,000       9,772
Republic of Austria, 4.50%, 9/28/05 ..........             1,500,000      15,108
                                                                          84,924

Corporate Bonds 5.6%
Export Import Bank, 4.375%, 10/1/03 ...............       2,870,000       28,297
Export Import Bank, 2.875%, 7/28/05 ...............       1,500,000       13,543
Japan Development Bank, 2.875%, 12/20/06 ..........       1,100,000        9,880
                                                                          51,720

Short-term Investments 5.2%
Morgan Guaranty, Fixed Deposit, 0.375%, 7/1/97 ........     5,570,098     48,596
                                                                          48,596
Total Japan  (Cost $191,029) ..........................                  185,240

NETHERLANDS 2.5%
Government Bonds 2.5%
Government of Netherlands, 7.50%, 11/15/99 .......     NLG     15,330      8,454
Government of Netherlands, 9.00%, 1/15/01 ........             25,000     14,676
Total Netherlands  (Cost $25,640) ................                        23,130

NEW ZEALAND 1.7%
Government Bonds 1.7%
Government of New Zealand, 10.00%, 3/15/02 .......     NZD     20,900     16,006
Total New Zealand  (Cost $16,052) ................                        16,006

PHILIPPINES 0.3%
Government Bonds 0.3%
Republic of Philippines, 12.50%, 4/25/01 .......      PHP      84,000      3,156
Total Philippines  (Cost $3,101) ...............                           3,156

PORTUGAL 1.0%
Government Bonds 1.0%
Republic of Portugal, OT, 5.375%, 3/23/00 .....     PTE     1,570,000     $8,942
Total Portugal  (Cost $9,161) .................                            8,942

SOUTH AFRICA 0.8%
Government Bonds 0.8%
Republic of South Africa, 12.00%, 2/28/05 ......      ZAR      35,800      7,037
Total South Africa  (Cost $6,982) ..............                           7,037

SPAIN 7.1%
Government Bonds 7.1%
Bonos del Estado, 7.90%, 2/28/02 ...........      ESP      3,536,500      26,290
Bonos del Estado, 10.90%, 8/30/03 ..........               2,746,000      23,425
Bonos del Estado, 8.00%, 5/30/04 ...........               1,000,000       7,558
Bonos del Estado, 10.00%, 2/28/05 ..........               1,000,000       8,367
Total Spain  (Cost $68,198) ................                              65,640

SWEDEN 1.0%
Government Bonds 1.0%
Kingdom of Sweden, 5.50%, 4/12/02 ...........       SEK       72,000       9,212
Total Sweden  (Cost $9,374) .................                  9,212

UNITED KINGDOM 15.0%
Government Bonds 5.3%
Federal National Mortgage Association, 6.875%, 6/7/02 ...   GBP   6,400   10,519
Republic of Austria, 9.00%, 7/22/04 .....................         4,000    7,241
United Kingdom Treasury, 8.00%, 9/25/09 .................         5,460    9,703
United Kingdom Treasury, 8.00%, 12/7/15 .................         5,000    9,058
United Kingdom Treasury, 8.75%, 8/25/17 .................         6,330   12,294
                                                                          48,815

Corporate Bonds 9.7%
Alliance & Leicester Building Society, 8.75%, 12/7/06           8,500     14,870
Annington Finance, 7.75%, 10/2/11 ....................          2,500      4,314
Bank of Scotland, Perpetual Debenture
         FRN, 8.375% .................................          2,700      4,577
Guaranteed Export Finance, 10.625%, 9/15/01 ..........   GBP   10,000   $ 18,464
Guaranteed Export Finance, Zero Coupon, 9/29/00 ......          6,500      8,573
Halifax Building Society, 8.75%, 7/10/06 .............          8,500     15,040
Halifax Building Society, 9.375%, 5/15/21 ............          4,900      9,310
National Power, 8.375%, 8/2/06 .......................          5,000      8,583
Swiss Bank Corporation Jersey, 8.75%, 12/18/25 .......          3,700      6,719
                                                                          90,450
Total United Kingdom  (Cost $131,191) ................                   139,265

UNITED STATES 7.5%
Government Bonds 4.8%
Central Bank of Nicaragua, CENI Participation
         Zero Coupon, 5/1/98 ...........................   USD    1,400    1,287
City of Moscow, 9.50%, 5/31/00 .........................            650      658
Federative Republic of Brazil (Class C), 8.00%, 4/15/14           5,883    4,732
Government of Poland, PDI, FRN, 4.00%, 10/27/14 ........          1,500    1,283
Government of Russia, IAN (When/If Issue) ..............          1,000      764
National Republic of Bulgaria, IAB, FRN
         6.563%, 7/28/11 ...............................          3,325    2,404
National Republic of Bulgaria, FLIRB, STEP
         2.25%, 7/28/12 ................................          2,700    1,542
Republic of Argentina, BOCON PRO 2, FRN
         5.695%, 4/1/07 ................................          2,474    2,567
Republic of Argentina, BOCON PRE 2, FRN
         5.695%, 4/1/01 ................................          5,037    5,430
Republic of Argentina, FRB, 6.75%, 3/31/05 .............          1,795    1,688
Republic of Ecuador, PDI, FRN, 6.438%, 2/27/15 .........          2,153    1,390
Republic of Kazakhstan, 9.25%, 12/20/99 ................          1,080    1,098
Republic of Peru, FLIRB (US Series), STEP
         3.25%, 3/7/17 .................................          4,500    2,706
Republic of Venezuela, DCB, FRN, 6.75%, 12/18/07 .......          6,750    6,261
United Mexican States (Series A)
         6.25%, 12/31/19 ...............................            750      582
Vnesheconombank Loan Participation, Nonperforming * ....         10,700    9,817
                                                                          44,209

Corporate Bonds 0.9%
Banco Nacional de Comercio Exterior, 7.25%, 2/2/04 ......           800      746
Central Bank of the Dominican Republic, Discount
         6.875%, 8/30/24 ................................   USD   1,000   $  810
Grupo Elektra, 12.75%, 5/15/01 ..........................         2,175    2,407
Poland Communications (144a), 9.875%, 11/1/03 ...........         3,930    3,925
    7,888

Hybrid Instruments 0.6%
ING Barings Philippine Peso Linked Note
         Zero Coupon, 12/11/97:
         Principal repayment value linked to the
         performance of  the Philippine peso ...............     1,915     1,896
ING Barings, Russian Ministry of Finance
         GKO Pass-Through Note, Zero Coupon, 11/26/97:
         Principal repayment value dependent upon
         the performance of the Russian ruble ..............     3,822     3,902
                                                                           5,798

Currency Options Purchased 0.0%
CAD Call/USD Put, expires 8/28/97 @ 1.35 ....          22,222                 45
                                                                              45

Commercial Paper 1.2%
Caisse des Depots et Consignations, 4(2)
        5.53%, 7/9/97 ......................................     4,994     4,994
Investments in Commercial Paper through a Joint Account
         6.05 - 6.20%, 7/1/97 ..............................     6,424     6,424
                                                                          11,418
Total United States  (Cost $61,389) ........................              69,358

Total Investments in Securities
96.3% of Net Assets (Cost $912,863) ........................            $893,106

Forward Currency Exchange Contracts
In thousands
Counter-                                                             Unrealized
party                 Settlement  Receive            Deliver         Gain (Loss)
----------------      ----------  ---------------    --------------- -----------
Citibank               7/8/97     DEM      16,568    USD       9,500      $   5
Chase Manhattan       7/16/97     JPY     795,277    ITL  11,893,760        (39)
Citibank              7/21/97     FRF     182,123    GBP      19,141       (820)
Morgan Guaranty       7/24/97     AUD       9,282    NZD      10,193         97
Citibank              7/24/97     JPY   1,017,752    GBP       5,422       (111)
Morgan Guaranty       7/24/97     JPY   1,068,563    NZD      13,691         64
Citibank              10/1/97     NOK      67,326    DEM      16,000          2
                                                                          ------

Net unrealized gain (loss) on open forward
currency exchange contracts ..................................             (802)

Other Assets Less Liabilities ................................           34,685

NET ASSETS ...................................................      $   926,989

NET ASSET VALUE PER SHARE ....................................      $      9.91

+      Listed by currency denomination
*      Non-income producing
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased pursuant to Rule 144a under the Securities Actof 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.44% of net assets.
AUD    Australian dollar
CAD    Canadian dollar
CZK    Czech coruna
DEM    German deutschemark
DKK    Danish krone
ESP    Spanish peseta
FRF    French franc
GBP    British sterling
HUF    Hungarian florint
ITL    Italian lira
JPY    Japanese yen
NLG    Dutch guilder
NOK    Norwegian krone
NZD    New Zealand dollar
PHP    Philippine peso
PTE    Portuguese escudo
SEK    Swedish krona
USD    U.S. dollar
XEU    European currency unit
ZAR    South African rand
BOCON  Consolidation bond
CENI   Negotiable Certificates
DCB    Debt conversion bond
FLIRB  Front loaded interest reduction bond
FRB    Floating rate bond
FRN    Floating rate note
GKO    Russian treasury obligation
IAB    Interest arrears bond
IAN    Interest arrears note
OT     Portuguese treasury obligation
PDI    Past due interest
STEP Stepped coupon note for which the interest rate will adjust on specified future dates

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Bond Fund
================================================================================
Unaudited                                                          June 30, 1997
================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investment in securities, at value (cost $912,863) ..............     $ 893,106
Other assets ....................................................        77,854
Total assets ....................................................       970,960

Liabilities
Total liabilities ...............................................        43,971

NET ASSETS ......................................................     $ 926,989

Net Assets Consist of:

Accumulated net investment income - net of distributions ........     $   5,062

Accumulated net realized gain/loss - net of distributions .......        (8,555)

Net unrealized gain (loss) ......................................       (21,309)

Paid-in-capital applicable to 93,531,018 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized ..............       951,791

NET ASSETS ......................................................     $ 926,989

NET ASSET VALUE PER SHARE .......................................     $    9.91
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Bond Fund
================================================================================
Unaudited                                                          June 30, 1997
================================================================================
Portfolio of Investments +                              Par/Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands

ARGENTINA 8.3%
Government Bonds 8.3%
Republic of Argentina, BOCON PRO 2
         FRN, 5.695%, 4/1/07 .........................    USD    1,500    $1,770
Republic of Argentina, FRB, 6.75%, 3/31/05 ...........           3,080     2,897
Republic of Argentina, Par, FRN, 5.50%, 3/31/23 ......           2,000     1,388
Total Argentina  (Cost $5,465) .......................                     6,055

BRAZIL 13.0%
Government Bonds 11.2%
Federative Republic of Brazil, 10.125%, 5/15/27 ............       920       887
Federative Republic of Brazil (Class C), 8.00%, 4/15/14 ....     3,530     2,839
Federative Republic of Brazil, DCB
         FRN, 6.398%, 4/15/12 ..............................     1,750     1,448
Federative Republic of Brazil, Discount
         FRN, 6.875%, 4/15/24 ..............................     2,600     2,191
Federative Republic of Brazil ,Par, FRN, 5.25%, 4/15/24 ....     1,250       849
                                                                           8,214

Corporate Bonds 1.8%
Brazil MYDFA Trust Certificates, FRN, 6.547%, 9/15/07 ......     1,456     1,326
                                                                           1,326
Total Brazil  (Cost $8,624) ................................               9,540

BULGARIA 7.9%
Government Bonds 7.9%
National Republic of Bulgaria, FLIRB
         STEP, 2.25%, 7/28/12 ......................         3,060         1,748
National Republic of Bulgaria, IAB
         FRN, 6.562%, 7/28/11 ......................         5,625         4,068
Total Bulgaria  (Cost $4,382) ......................                       5,816

DOMINICAN REPUBLIC 1.4%
Corporate Bonds 1.4%
Central Bank of the Dominican Republic
         Discount, 6.875%, 8/30/24 ...................        1,250        1,012
Total Dominican Republic  (Cost $941) ................                     1,012

ECUADOR 3.2%
Government Bonds 3.2%
Republic of Ecuador, Discount, FRN, 6.438%, 2/28/25 .....   USD   1,750   $1,253
Republic of Ecuador, PDI, FRN, 6.438%, 2/27/15 ..........         1,684    1,088
Total Ecuador  (Cost $2,155) ............................                  2,341

GHANA 1.1%
Convertible Bonds 1.1%
Ashanti Capital, 5.50%, 3/15/03 ....................          1,000          825
Total Ghana  (Cost $820) ...........................                         825

IVORY COAST 2.9%
Government Bonds 2.9%
Ivory Coast Credit Refinancing Agreement
         Nonperforming* ........................                3,000      1,253
Ivory Coast Credit Refinancing Agreement
         Nonperforming* ........................      FRF      11,000        884
Total Ivory Coast  (Cost $1,491) ...............                           2,137

KAZAKHSTAN 1.0%
Government Bonds 1.0%
Republic of Kazakhstan, 9.25%, 12/20/99 .............      USD      750      762
Total Kazakhstan  (Cost $749) .......................                        762

MEXICO 8.4%
Government Bonds 4.5%
United Mexican States (Series A), 6.25%, 12/31/19 ........      2,750      2,133
United Mexican States (Series B), 6.25%, 12/31/19 ........      1,500      1,163
                                                                           3,296

Corporate Bonds 3.9%
Aerovias de Mexico, 9.75%, 6/10/00 .....................         500         497
Azteca Holdings, 11.00%, 6/15/02 .......................       1,000       1,013
Coca Cola Femsa, 8.95%, 11/1/06 ........................         400         408
Grupo Televisa, STEP, Zero Coupon, 05/15/08 ............         750         524
Tv Azteca, 10.50%, 2/15/07 .............................         400         412
                                                                           2,854
Total Mexico  (Cost $5,913) ............................                   6,150

MOROCCO 1.2%
Government Bonds 1.2%
Kingdom of Morocco Restructured Loan
     (Tranche A), FRN, 6.813%, 1/1/09 ............      USD      1,000      $913
Total Morocco  (Cost $877) .......................                           913

NICARAGUA 1.9%
Government Bonds 1.9%
Central Bank of Nicaragua
     CENI Participation, Zero Coupon, 5/1/98 ...........       1,500       1,379
Total Nicaragua  (Cost $1,374) .........................                   1,379

PANAMA 1.0%
Government Bonds 1.0%
Republic of Panama, 7.875%, 2/13/02 ....................         250         250
Republic of Panama, FRN, 7.031%, 5/10/02 ...............         500         495
Total Panama  (Cost $743) ..............................                     745

PERU 4.9%
Government Bonds 4.9%
Republic of Peru, FLIRB (20 yr. Series)
         STEP, 3.25%, 3/7/17 .........................          900          541
Republic of Peru, FLIRB (US Series)
         STEP, 3.25%, 3/7/17 .........................        5,095        3,063
Total Peru  (Cost $3,331) ............................                     3,604

PHILIPPINES 1.1%
Government Bonds 0.2%
Republic of Philippines, 12.50%, 4/25/01 ................    PHP    4,000    151
                                                                             151

Hybrid Instruments 0.9%
ING Barings Philippine Peso Linked Note
    Zero Coupon, 12/11/97:
    Principal repayment value
    linked to the performance of the Philippine peso ......    USD    650    616
                                                                             616
Total Philippines  (Cost $770) ............................                  767

POLAND 3.2%
Government Bonds 1.2%
Government of Poland, PDI, FRN, 4.00%, 10/27/14 ......     USD    1,000     $855
                                                                             855

Corporate Bonds 2.0%
Poland Communications, (144a), 9.875%, 11/1/03 .......            1,500    1,498
                                                                           1,498
Total Poland  (Cost $2,361) ..........................                     2,353

RUSSIA 14.6%
Common Stocks 0.9%
Lukoil  ..........................................          ADR      8       638
                                                                             638

Government Bonds 12.9%
City of Moscow, 9.50%, 5/31/00 .............................       700       709
Government of Russia, IAN (When/If Issue) ..................       500       382
Government of Russia, Principal (When/If Issue) ............     1,750     1,168
Russian Ministry of Finance, 10.00%, 6/26/07 ...............       500       499
Vnesheconombank Loan Participation, Nonperforming * ........     7,350     6,744
                                                                           9,502

Hybrid Instruments 0.8%
Lehman Brothers Russian Ministry of Finance
    Zero Coupon, 12/10/97:
    Principal repayment value
    linked to the performance of the Russian ruble ..      RUR   3,500,000   557
                                                                             557
Total Russia  (Cost $7,979) .........................                     10,697

SOUTH AFRICA 1.9%
Government Bonds 1.9%
Republic of South Africa, 12.00%, 2/28/05 ........       ZAR     7,000     1,376
Total South Africa  (Cost $1,365) ................                         1,376

UKRAINE 1.9%
Hybrid Instruments 1.9%
ING Barings Ukranian T- Bill Pass Through
    Zero Coupon, 1/23/98:
    Principal repayment value linked
    to the performance of the Ukranian hryvna ......      USD    1,541    $1,388
Total Ukraine  (Cost $1,247) .......................                       1,388

VENEZUELA 9.1%
Common Stocks 0.4%
Compania Anonima Nacional Telefonos
         de Venezuela (Class D) .................        ADR        6        259
                                                                             259

Government Bonds 8.7%
Republic of Venezuela, DCB, FRN, 6.75%, 12/18/07 .........      3,250      3,015
Republic of Venezuela, Discount
     (Series W-A), FRN, 6.813%, 3/31/20 ..................      1,000        886
Republic of Venezuela, Discount
     (Series X-B), FRN, 6.813%, 3/31/20 ..................      1,500      1,329
Republic of Venezuela, Par
     (Series W-A), FRN, 6.75%, 3/31/20 ...................      1,500      1,183
                                                                           6,413
Total Venezuela  (Cost $6,336) ...........................                 6,672

UNITED STATES 10.0%
Commercial Paper 10.0%
Falcon Asset Securitization, 4(2), 5.55%, 7/22/97 ............    2,000    1,994
Kingdom of Sweden, 5.56%, 7/11/97 ............................    2,000    1,997
Yale University, 5.56%, 7/14/97 ..............................    2,000    1,996
Investments in Commercial Paper through a Joint Account,
    6.05 - 6.20%, 7/1/97 .....................................    1,372    1,372
Total United States  (Cost $7,359) ...........................             7,359

Total Investments in Securities
98.0% of Net Assets (Cost $64,282) ...........................        $   71,891

Forward Currency Exchange Contracts
In thousands

Counter-                Unrealized
party                 Settlement     Receive          Deliver        Gain (Loss)
---------------       ----------     ------------     -----------    -----------
Chase Manhattan           7/8/97     USD      690     DEM   1,192         $   6
Chase Manhattan           7/8/97     USD      706     FRF   4,108             6
                                                                     ----------

Net unrealized gain (loss) on open forward
currency exchange contracts ....................................              12

Other Assets Less Liabilities ..................................           1,465

NET ASSETS .....................................................      $   73,368

NET ASSET VALUE PER SHARE ......................................       $   14.21

+      Listed by country of issuance
*      Non -income producing
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 2.04% of net assets.
FRF    French franc
PHP    Philippine peso USD U.S. dollar

ZAR    South African rand
ADR    American depository receipt
BOCON  Consolidation bonds
CENI   Negotiable certificates
DCB    Debt conversion bond
FLIRB  Front loaded interest reduction bond
FRB    Floating rate bond
FRN    Floating rate note
IAB    Interest arrears bond
IAN    Interest arrears note
MYDFA  Multi-year deposit facility
PDI    Past due interest
STEP Stepped coupon note for which the interest rate will adjust on specified future dates.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Bond Fund
================================================================================
Unaudited                                                          June 30, 1997
================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost  $64,282) ...............      $71,891
Other assets ......................................................        4,791
Total assets ......................................................       76,682

Liabilities
Total liabilities .................................................        3,314

NET ASSETS ........................................................      $73,368

Net Assets Consist of:

Accumulated net investment income - net of distributions ..........      $    27

Accumulated net realized gain/loss - net of distributions .........        1,472

Net unrealized gain (loss) ........................................        7,613

Paid-in-capital applicable to 5,162,883 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized ................       64,256

NET ASSETS ........................................................      $73,368

NET ASSET VALUE PER SHARE .........................................      $ 14.21
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Foreign Bond Funds
================================================================================
Unaudited
================================================================================
Statement of Operations
================================================================================
In thousands
                                                Global                  Emerging
                                            Government International     Markets
                                             Bond Fund     Bond Fund   Bond Fund
--------------------------------------------------------------------------------
                                              6 Months       6 Month    6 Months
                                                 Ended         Ended     Ended
                                               6/30/97       6/30/97   6/30/97
Investment Income
 Income
    Interest ...............................   $ 1,710      $ 28,990     $2,496
    Dividend ...............................        --            --          2
    Total income ...........................     1,710        28,990      2,498
Expenses
    Investment management ..................       124         3,061        119
    Shareholder servicing ..................        76           582         97
    Custody and accounting .................        70           208         69
    Registration ...........................        16            17         27
    Legal and audit ........................        11            10          8
    Prospectus and shareholder reports .....         3            43         10
    Directors ..............................         3             4          3
    Miscellaneous ..........................         3             6          6
    Total expenses .........................       306         3,931        339
Net investment income ......................     1,404        25,059      2,159
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities .............................    (1,427)    (19,969)       1,130
    Foreign currency transactions ..........       602       3,272           77
    Net realized gain (loss) ...............      (825)    (16,697)       1,207
Change in net unrealized gain or loss
    Securities .............................      (880)    (35,085)       3,431
    Other assets and liabilities
    denominated in foreign currencies ......       172       3,657           24
    Change in net unrealized gain or loss ..      (708)    (31,428)       3,455
Net realized and unrealized gain (loss) ....    (1,533)    (48,125)       4,662
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .....................   $  (129)   $(23,066)      $6,821
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Government Bond Fund
================================================================================
Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           6 Months        Year
                                                              Ended       Ended
                                                            6/30/97    12/31/96
Increase (Decrease) in Net Assets
Operations
    Net investment income ..............................   $  1,404    $  1,816
    Net realized gain (loss) ...........................       (825)      1,519
    Change in net unrealized gain or loss ..............       (708)     (1,049)
    Increase (decrease) in net assets from operations ..       (129)      2,286
Distributions to shareholders
    Net investment income ..............................     (1,404)     (1,816)
    Net realized gain ..................................       (370)          -
    Decrease in net assets from distributions ..........     (1,774)     (1,816)
Capital share transactions *
    Shares sold ........................................      4,048       7,679
    Shares issued in connection with fund acquisition ..          -      28,697
    Distributions reinvested ...........................      1,435       1,470
    Shares redeemed ....................................     (9,410)    (10,654)
    Increase (decrease) in net assets from capital
    share transactions .................................     (3,927)     27,192
Net Assets
Increase (decrease) during period ......................     (5,830)     27,662
Beginning of period ....................................     55,869      28,207
End of period ..........................................   $ 50,039    $ 55,869
*Share information
    Shares sold ........................................        407         760
    Shares issued in connection with fund acquisition ..          -       2,794
    Distributions reinvested ...........................        145         145
    Shares redeemed ....................................       (945)     (1,048)
    Increase (decrease) in shares outstanding ..........       (393)      2,651
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Bond Fund
================================================================================
Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                         6 Months          Year
                                                            Ended         Ended
                                                          6/30/97       12/31/96
Increase (Decrease) in Net Assets
Operations
    Net investment income ...........................   $  25,059    $    58,658
    Net realized gain (loss) ........................     (16,697)        38,616
    Change in net unrealized gain or loss ...........     (31,428)      (30,516)
    Increase (decrease) in net assets from operations     (23,066)        66,758
Distributions to shareholders
    Net investment income ...........................     (25,059)      (58,657)
    Net realized gain ...............................      (1,825)      (10,093)
    Decrease in net assets from distributions .......     (26,884)      (68,750)
Capital share transactions *
    Shares sold .....................................     185,254        267,050
    Distributions reinvested ........................      23,059         55,861
    Shares redeemed .................................    (200,828)     (367,131)
    Increase (decrease) in net assets from capital
    share transactions ..............................       7,485       (44,220)
Net Assets
Increase (decrease) during period ...................     (42,465)      (46,212)
Beginning of period .................................     969,454      1,015,666
End of period .......................................    $926,989       $969,454
*Share information
    Shares sold .....................................      18,810         25,930
    Distributions reinvested ........................       2,345          5,422
    Shares redeemed .................................     (20,329)      (35,746)
    Increase (decrease) in shares outstanding .......         826        (4,394)
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Bond Fund
================================================================================
Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                           6 Months        Year
                                                              Ended       Ended
                                                            6/30/97    12/31/96
Increase (Decrease) in Net Assets
Operations
    Net investment income ..............................   $  2,159    $  1,780
    Net realized gain (loss) ...........................      1,207       1,463
    Change in net unrealized gain or loss ..............      3,455       3,649
    Increase (decrease) in net assets from operations ..      6,821       6,892
Distributions to shareholders
    Net investment income ..............................     (2,152)     (1,780)
    Net realized gain ..................................          -      (1,196)
    Decrease in net assets from distributions ..........     (2,152)     (2,976)
Capital share transactions *
    Shares sold ........................................     54,842      48,715
    Distributions reinvested ...........................      1,732       2,374
    Shares redeemed ....................................    (27,737)    (25,132)
    Increase (decrease) in net assets from capital
    share transactions .................................     28,837      25,957
Net Assets
Increase (decrease) during period ......................     33,506      29,873
Beginning of period ....................................     39,862       9,989
End of period ..........................................   $ 73,368    $ 39,862
*Share information
    Shares sold ........................................      4,043       4,030
    Distributions reinvested ...........................        127         191
    Shares redeemed ....................................     (2,080)     (2,084)
    Increase (decrease) in shares outstanding ..........      2,090       2,137
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Foreign Bond Funds
================================================================================
Unaudited                                                          June 30, 1997
================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Government Bond Fund (the Global Fund), the International Bond Fund (the International Fund), and the Emerging Markets Bond Fund (the Emerging Markets Fund), nondiversified, open-end management investment companies, are three of the portfolios established by the corporation and commenced operations on December 31, 1990, September 10, 1986, and December 30, 1994, respectively.

     VALUATION Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Purchased options are valued at the latest bid price.

     Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     For purposes of determining each fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Unrealized gains and losses on forward currency exchange contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with their investment objectives, each fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At June 30, 1997, each fund held investments in securities of companies located in emerging markets or issued by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     NONINVESTMENT-GRADE DEBT SECURITIES At June 30, 1997, each fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     FORWARD CURRENCY EXCHANGE CONTRACTS At June 30, 1997, each fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

     OPTIONS Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security or currency values. Options are reflected in the International Fund's accompanying Portfolio of Investments at market value.

     COMMERCIAL PAPER JOINT ACCOUNT Each fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy each fund's criteria as to quality, yield, and liquidity.

     OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, for the six months ended June 30, 1997, were as follows:

================================================================================
                                      Global                           Emerging
                                  Government      International         Markets
                                   Bond Fund          Bond Fund       Bond Fund
--------------------------------------------------------------------------------
Purchases                        $30,846,000       $631,399,000     $38,448,000
Sales                             35,664,000        694,457,000      17,318,000
================================================================================

     Purchases and sales of U.S. government securities for the Global Fund aggregated $3,445,000 and $6,620,000, respectively, for the six months ended June 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As a result of the acquisition of the T. Rowe Price Short-Term Global Income Fund, the Global Fund has unused realized capital loss carryforwards for federal income tax purposes of $322,000, all of which expire in 2002. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At June 30, 1997, the aggregate costs of investments for the Global, International, and Emerging Markets Funds for federal income tax and financial reporting purposes were $47,525,000, $912,863,000, and $64,282,000, respectively. Net unrealized gain (loss) on investments was as follows:

================================================================================
                                      Global                           Emerging
                                  Government      International         Markets
                                   Bond Fund          Bond Fund       Bond Fund
--------------------------------------------------------------------------------
Appreciated investments             $828,000        $19,186,000      $7,628,000
Depreciated investments           (1,245,000)       (38,943,000)        (19,000)
Net unrealized gain (loss)         $(417,000)      $(19,757,000)     $7,609,000
================================================================================

NOTE 4 - ACQUISITION
================================================================================

     On November 1, 1996, the Global Fund acquired substantially all of the assets of T. Rowe Price Short-Term Global Income Fund (the Short-Term Fund) pursuant to the Agreement and Plan of Reorganization dated September 6, 1996, and approved by Short-Term Fund shareholders on October 30, 1996. The acquisition was accomplished by a tax-free exchange of 2,794,000 shares of the Global Fund, having a value of $28,697,000, for the 6,420,000 shares of the Short-Term Fund outstanding at the merger date. The Short-Term Fund's net assets at that date, which included $57,000 of unrealized appreciation, were combined with those of the Global Fund, resulting in aggregate net assets of $57,482,000.

NOTE 5 - RELATED PARTY TRANSACTIONS
================================================================================

     Each fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $21,000, $512,000 and $31,000 were payable at June 30, 1997 by the Global, International and Emerging Markets Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets for the Global Fund, 0.35% of average daily net assets for the International Fund, and 0.45% of average daily net assets for the Emerging Markets Fund, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreements, the manager is required to bear any expenses through December 31, 1998 for the Global Fund and Emerging Markets Fund, which would cause each fund's ratio of expenses to average net assets to exceed 1.20% and 1.25%, respectively. Thereafter, through December 31, 2000, each fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of expenses to average net assets to exceed 1.20% and 1.25%, respectively. Pursuant to its agreement, $49,000 of management fees were not accrued by the Global Fund for the six months ended June 30, 1997, and $262,000 of unaccrued fees from prior years remain subject to reimbursement through December 31, 1998. Pursuant to its agreement, $92,000 of management fees were not accrued by the Emerging Markets Fund for the six months ended June 30, 1997. In addition, $357,000 of unaccrued management fees and other expenses from prior years remain subject to reimbursement through December 31, 1998.

     In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. (TRPS) is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. Additionally, the International Fund and the Emerging Markets Fund are two of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Income and International Funds (Spectrum) invest. In accordance with an agreement among Spectrum, the underlying funds, Price Associates, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The Global, International, and Emerging Markets funds incurred expenses pursuant to these related party agreements totaling approximately $113,000, $557,000 and $126,000, respectively, for the six months ended June 30, 1997, of which $22,000, $124,000, and $24,000, respectively, were payable at period-end.

================================================================================
T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information
--------------------------------------------------------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

     IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

     TELE*ACCESS [REGISTRATION MARK] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

     T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

Account Services

     CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

     AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

     AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     DIVIDEND AND CAPITAL GAINS PAYMENT Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

     INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

Investment Information

     COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by typeNstock, bond, and money market. Detail pages itemize account transactions by fund.

     SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     PERFORMANCE UPDATE This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

     INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

     DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified   Small-Cap  Growth
Dividend  Growth
Equity  Income
Equity  Index
Financial  Services
Growth  &  Income
Growth  Stock
Health  Sciences
Media & Telecommunications
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap  Stock**
Small-Cap  Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International  Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------

Balanced
Personal Strategy   Income
Personal   Strategy   Balanced
Personal   Strategy  Growth
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly the OTC Fund.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration  Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account,  call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:  www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Foreign Bond Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           C15-051  6/30/97